SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 28,2005
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THE A CONSULTING TEAM, INC.
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(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        NEW YORK                         0-22945                13-3169913
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(STATE OR OTHER JURISDICTION        (COMMISSION FILE           (IRS EMPLOYER
      OF INCORPORATION)                   NUMBER)            IDENTIFICATION NO.)


200 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10003
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 979-8228
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(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 2.02 Results of Operations and Financial Condition.

         A description of an event affecting the Registrant is set forth in the Registrant's press release dated February 28, 2005 attached hereto as Exhibit Number 99 which is incorporated by reference herein in its entirety.


Item 9.01 Financial Statements and Exhibits.

             Exhibits                Description

             99             Press Release Issued February 28, 2005

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 THE A CONSULTING TEAM, INC.
                                                 ---------------------------
                                                        Registrant


Date: February 28, 2005



                              By:  /s/ Richard D. Falcone
                                   -----------------------------------
                                   Name:  Richard D. Falcone
                                   Title: Treasurer and Chief Financial Officer

                                  EXHIBIT INDEX


                EXHIBIT NO.     DESCRIPTION
                -----------     -----------

                  99            Press release dated February 28, 2005